Exhibit 99.1

ESTĒE LAUDER COMPANIES

INVESTOR DAY AGENDA

TITLE	PRESENTER
THE BEST DIVERSIFIED PURE-PLAY	FABRIZIO FREDA, President and Chief Executive Officer
BRAND BUILDING: THE POWER OF OUR PORTFOLIO	JOHN DEMSEY, Executive Group President ANDREW ROSS, Executive Vice President, Strategy and New Business Development
ENGINES OF GROWTH: THE POWER OF DIGITAL AND ECOMMERCE	JANE HERTZMARK HUDIS, Group President DENNIS MCENIRY, President, ELC Online
TRAVEL RETAIL: A WORLD OF OPPORTUNITY	OLIVIER BOTTRIE, Global President, Travel Retail and Retail Development SANDRA MAIN, Global Brand President, La Mer and Bobbi Brown STEPHANE DE LA FAVERIE, Global Brand President, Estée Lauder GUILLAUME JESEL, Global Brand President, Tom Ford Beauty
BREAK	
DEVELOPED MARKET OPPORUNITY: THE CHANGING LANDSCAPE IN THE U.S.	CHRIS GOOD, Group President, North America JANE LAUDER, Global Brand President, Clinique
WINNING IN EMERGING MARKETS	CEDRIC PROUVE, Group President, International JOY FAN, Senior Vice President, General Manager, China MARIA-LAURA SANTOS, General Manager, Brazil ROHAN VAZIRALLI, General Manager, India
FINANCIAL STRATEGY: FUELING LONG-TERM GROWTH	TRACEY TRAVIS, Executive Vice President and Chief Financial Officer
CLOSING REMARKS	WILLIAM LAUDER, Executive Chairman

FORWARD-LOOKING INFORMATION Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like “expect,” “will,” “will likely result,” “would,” “believe,” “estimate,” “planned,” “plans,” “intends,” “may,” “should,” “could,” “anticipate,” “estimate,” “project,” “projected,” “forecast,” and “forecasted” or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements include the following: (1) (2) (3) increased competitive activity from companies in the skin care, makeup, fragrance and hair care businesses; the Company’s ability to develop, produce and market new products on which future operating results may depend and to successfully address challenges in the Company’s business; consolidations, restructurings, bankruptcies and reorganizations in the retail industry causing a decrease in the number of stores that sell the Company’s products, an increase in the ownership concentration within the retail industry, ownership of retailers by the Company’s competitors or ownership of competitors by the Company’s customers that are retailers and our inability to collect receivables; destocking and tighter working capital management by retailers; the success, or changes in timing or scope, of new product launches and the success, or changes in the timing or the scope, of advertising, sampling and merchandising programs; shifts in the preferences of consumers as to where and how they shop; social, political and economic risks to the Company’s foreign or domestic manufacturing, distribution and retail operations, including changes in foreign investment and trade policies and regulations of the host countries and of the United States; changes in the laws, regulations and policies (including the interpretations and enforcement thereof) that affect, or will affect, the Company’s business, including those relating to its products or distribution networks, changes in accounting standards, tax laws and regulations, environmental or climate change laws, regulations or accords, trade rules and customs regulations, and the outcome and expense of legal or regulatory proceedings, and any action the Company may take as a result; foreign currency fluctuations affecting the Company’s results of operations and the value of its foreign assets, the relative prices at which the Company and its foreign competitors sell products in the same markets and the Company’s operating and manufacturing costs outside of the United States; changes in global or local conditions, including those due to the volatility in the global credit and equity markets, natural or man-made disasters, real or perceived epidemics, or energy costs, that could affect consumer purchasing, the willingness or ability of consumers to travel and/or purchase the Company’s products while traveling, the financial strength of the Company’s customers, suppliers or other contract counterparties, the Company’s operations, the cost and availability of capital which the Company may need for new equipment, facilities or acquisitions, the returns that the Company is able to generate on its pension assets and the resulting impact on funding obligations, the cost and availability of raw materials and the assumptions underlying the Company’s critical accounting estimates; shipment delays, commodity pricing, depletion of inventory and increased production costs resulting from disruptions of operations at any of the facilities that manufacture the Company’s products or at the Company’s distribution or inventory centers, including disruptions that may be caused by the implementation of information technology initiatives, or by restructurings; real estate rates and availability, which may affect the Company’s ability to increase or maintain the number of retail locations at which the Company sells its products and the costs associated with the Company’s other facilities; changes in product mix to products which are less profitable; the Company’s ability to acquire, develop or implement new information and distribution technologies and initiatives on a timely basis and within the Company’s cost estimates and the Company’s ability to maintain continuous operations of such systems and the security of data and other information that may be stored in such systems or other systems or media; the Company’s ability to capitalize on opportunities for improved efficiency, such as publicly-announced strategies and restructuring and cost-savings initiatives, and to integrate acquired businesses and realize value therefrom; consequences attributable to local or international conflicts around the world, as well as from any terrorist action, retaliation and the threat of further action or retaliation; the timing and impact of acquisitions, investments and divestitures; and additional factors as described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) (14) (15) (16) (17) (18) The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

NON-GAAP DISCLOSURES Investor Day materials include non-GAAP financial measures and adjustments relating to: constant currency; charges associated with restructuring and other activities; goodwill and other intangible asset impairments; changes in the fair value of contingent consideration; the transition tax under the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “TCJA”), the remeasurement of U.S. net deferred tax assets as of the TCJA enactment date; the establishment of a net deferred tax liability related to foreign withholding taxes on certain foreign earnings resulting from the TCJA; China deferred tax asset valuation allowance reversal for advertising and promotional expenses; impact of accelerated orders associated with the July 2014 Strategic Modernization Initiative (SMI) rollout; remeasurement of net monetary assets in Venezuela and interest expense on debt extinguishment. Beginning in fiscal 2019, the Company adopted a new accounting standard related to hedging that resulted in gains/losses on our foreign currency cash flow hedging activities to now be reflected in Net Sales, where in prior periods they were reflected in Cost of Sales and Selling, general and administrative expenses. To better assess our performance in a constant currency environment, beginning in fiscal 2019 we are excluding the impact of these hedging activities in our constant currency calculations. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. In the future, we expect to incur charges or adjustments similar in nature to those listed above; however, the impact to our results in a given period may be highly variable and difficult to predict. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials, as well as on the Investors area of the Company’s website, www.elcompanies.com, under the heading “GAAP Reconciliation.”